Exhibit 10.1

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

(Scott M. Wallace – ECD Auto Design)

This Amendment No. 1 (this “Amendment”) to the Employment Agreement dated December 12, 2023 (the “Agreement”) is entered into as of December 12, 2025 (the “Amendment Effective Date”), by and between Humble Imports Inc d/b/a ECD Auto Design, a Florida corporation (the “Company”), and Scott M. Wallace (the “Employee”). Capitalized terms used but not defined herein have the meanings given in the Agreement.

1. Extension of Term

Section 3 of the Agreement is hereby amended to provide that, notwithstanding anything to the contrary therein, the Term of Employment is extended for an additional two (2) years, commencing on the Amendment Effective Date and continuing through December 12, 2027, unless earlier terminated in accordance with the Agreement.

2. Temporary Compensation Adjustment

Effective as of the Amendment Effective Date:

(a) Employee’s annual base Salary shall be temporarily reduced by ten percent (10%).

(b) This compensation reduction shall be reviewed and reassessed by the Company on a quarterly basis, at which time the Company may elect, in its sole discretion, to continue, modify, or discontinue the reduction.

(c) Except as expressly modified herein, all other compensation terms under Section 4 of the Agreement shall remain unchanged.

3. No Other Modifications

Except as expressly amended by this Amendment, all terms, conditions, covenants, and provisions of the Agreement remain in full force and effect and are hereby ratified and confirmed.

4. Counterparts

This Amendment may be executed in one or more counterparts, including signatures delivered electronically or via PDF, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

HUMBLE IMPORTS INC d/b/a ECD AUTO DESIGN

By: /s/ Pat Lavelle

Name:  Pat Lavelle

Title:     Director

EMPLOYEE:

/s/ Scott M. Wallace

Scott M. Wallace